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                                                                      EXHIBIT 99

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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1998-1

                                                                 MONTHLY REPORT - COMBINED
Determination Date:                   10-Mar-99
Remittance Date:                      15-Mar-99
Month End Date:                       28-Feb-99
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
(a)     Class I A Distribution                                                                                         5,244,258.46
        Amount

(b)     Class I A Distribution Principal                                                                               2,654,865.96
                                Scheduled Payments of Principal                                    580,788.03
                                Partial Prepayments                                                151,785.72
                                Scheduled Principal Balance Principal Prepayment                 1,689,929.70
                                in Full
                                Scheduled Principal Balance Liquidated Contracts                   232,362.51
                                Scheduled Principal Balance Repurchases                                  0.00
(c)     Class I A Interest                                                                                             2,589,392.50
        Distribution
        Class I A Interest Shortfall                                                                                           0.00

(d)     Class I A Remaining Certificate Balance                                                                      465,660,281.63
        Class II A Remaining Certificate Balance                                                                     241,542,899.66

(e)     Class II A Distribution Amount                                                                                 3,117,132.84

(f)     Class II A Distribution Principal                                                                              2,111,031.55
                                Scheduled Payments of Principal                                    270,198.53
                                Partial Prepayments                                                 74,868.70
                                Scheduled Principal Balance Principal Prepayment                 1,486,331.25
                                in Full
                                Scheduled Principal Balance Liquidated Contracts                   279,633.07
                                Scheduled Principal Balance Repurchases                                  0.00

(g)     Class II A Interest Distribution                                                                               1,006,101.29
        Class II A Interest Shortfall                                                                                          0.00

(h)     Class I A Pass Through Rate                                                                                       6.635000%
        Class II A Pass Through Rate
                                                                                                                          5.505630%
(i)     Monthly Servicing Fee                                                                                            593,307.56

(j)     Delinquency                                                          # of Contracts                           Prin. Balance
                                                                             --------------                           -------------
                                a)  One Monthly Payment Delinquent                      233                            8,973,435.69
                                b)  Two Monthly Payments                                 40                            1,532,068.12
                                c)  Three or more Monthly Payments                       14                              525,635.05
                                                                             --------------                           -------------
                                                                                        287                           11,031,138.86
                                                                             ==============                           =============

(k)     Repurchased Contracts                 Contract Number                Repurchase Price                        Difference Paid
                                                                                                                     by Seller
                                                                             ------------------------------------------------------
                                                                                       0.00                                    0.00
                                                                             --------------                          --------------
                                              Total Repurchases                        0.00                                    0.00
                                                                             ==============                          ==============
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
(l)     Repossessions or Foreclosures                                                               Number       Actual Balance
        Foreclosures                                                                           -----------       --------------
                                                                                            BOP         53        $1,755,394.49
                                                                                  Repossessions
                                                                                           Plus         44         1,374,665.69
                                                                                  Repossessions
                                                                                     this Month
                                                                                           Less        -17         ($534,206.59)
                                                                                   Liquidations
                                                                                               -----------       --------------
                                                                                            EOP         80        $2,595,853.59
                                                                                  Repossessions
                                                                                               ===========       ==============

(m)     Group I Enhancement Payment                                                                                         0.00
        Group II Enhancement Payment                                                                                        0.00

(n)     Monthly Advance Group I                                                                                             0.00
        Outstanding Amount Advanced Group I                                                                                 0.00
        Monthly Advance Group II                                                                                            0.00
        Outstanding Amount Advanced Group II                                                                                0.00

(o)     Group I Deposit to Special Account                                                                                  0.00
        Group II Deposit to Special Account                                                                                 0.00

(p)     Amount Distributed to Class R Certificateholders                                                              972,187.42

(q)     Net Weighted Average Contract Rate Group I                                                                         9.50%
        Net Weighted Average Contract Rate Group II                                                                        8.29%

(r)     Group I Pool Principal Balance percentage                                                                     97.423755%
        Group II Pool Principal Balance percentage                                                                    96.714332%

(s)     Aggregate Deficiency Amounts                                                                                       0.00
        Servicer Deficiency Amounts received                                                                               0.00

(t)     Net Funds Carryover Amount paid to Class II A Certificateholders                                                   0.00
        Net Funds Carryover Amount remaining                                                                               0.00

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